                                                                    EXHIBIT 99.1


                 KU ENERGY CORPORATION STOCK OPTION AGREEMENT

          STOCK OPTION AGREEMENT, dated as of May 20, 1997 by and between KU Energy Corporation, a Kentucky corporation ("KU Energy"), and LG&E Energy Corp., a Kentucky corporation ("LG&E Energy").

          WHEREAS, concurrently with the execution and delivery of this Agreement, KU Energy and LG&E Energy are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, upon the terms and subject to the conditions thereof, for the merger of KU Energy with and into LG&E Energy (the "Merger"); and

          WHEREAS, as a condition to LG&E Energy's willingness to enter into the Merger Agreement, LG&E Energy has requested that KU Energy agree, and KU Energy has so agreed, to grant to LG&E Energy an option with respect to certain shares of KU Energy's common stock, on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, to induce LG&E Energy to enter into the Merger Agreement, and in consideration of the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

          1. Grant of Option. KU Energy hereby grants LG&E Energy an irrevocable option (the "KU Energy Option") to purchase up to 7,525,757 shares, subject to adjustment as provided in Section 11 (such shares being referred to herein as the "KU Energy Shares") of common stock, without par value, of KU Energy (the "KU Energy Common Stock") (being 19.9% of the number of shares of KU Energy Common Stock outstanding on the date hereof), together with the associated purchase rights (the "KU Energy Rights"), issued pursuant to the KU Energy Rights Agreement referred to in Section 4.19 of the Merger Agreement (the "KU Energy Rights Agreement") in the manner set forth below at a price (the "Exercise Price") per KU Energy share of $40.8315 (which is equal to the product of (x) the Fair Market Value (as defined below) of a share of common stock, without par value, of LG&E Energy (such shares being referred to herein as the "LG&E Energy Shares") on the date hereof and (y) the Exchange Ratio), payable, at LG&E Energy's option, (a) in cash or (b) subject to the receipt of approvals of any Governmental Authority required for KU Energy to acquire LG&E Energy Shares from LG&E Energy, and for LG&E Energy to issue the LG&E Energy Shares to KU Energy, which approvals KU Energy and LG&E Energy shall use their respective best efforts to obtain, in LG&E Energy Shares, in either case in accordance with
Section 4 hereof.  Notwithstanding the foregoing, in no event shall the number of KU Energy Shares for which the KU Energy Option is exercisable exceed 19.9%
of the number of issued and outstanding shares of KU Energy Common Stock. As used herein, the "Fair Market Value" of any share shall be the average of the daily closing sales price for such share on the New York Stock Exchange (the "NYSE") during the 10 NYSE trading days prior to the fifth NYSE trading day preceding the date such Fair Market Value is to be determined. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Merger Agreement.
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          2.  Exercise of Option.  The KU Energy option may be exercised by LG&E
Energy, in whole or in part, at any time or from time to time after the Merger Agreement becomes terminable by LG&E Energy under circumstances which could entitle LG&E Energy to termination fees under either Section 9.3(a) of the Merger Agreement (provided that the events specified in Section 9.3(a)(ii)(x) of the Merger Agreement shall have occurred, although the events specified in
Section 9.3(a)(ii)(y) thereof need not have occurred) or Section 9.3(b) of the Merger Agreement (regardless of whether the Merger Agreement is actually terminated or whether there occurs a closing of any Business Combination involving a KU Energy Target Party or a closing by which a KU Energy Target
Party becomes a subsidiary), any such event by which the Merger Agreement becomes so terminable by LG&E Energy being referred to herein as a "Trigger Event." KU Energy shall notify LG&E Energy promptly in writing of the occurrence of any Trigger Event, it being understood that the giving of such notice by KU Energy shall not be a condition to the right of LG&E Energy to exercise the KU Energy Option. In the event LG&E Energy wishes to exercise the KU Energy Option, LG&E Energy shall deliver to KU Energy a written notice (an "Exercise Notice") specifying the total number of KU Energy Shares it wishes to purchase. If at the time of issuance of any KU Energy Shares pursuant to an exercise of all or part of the KU Energy Option hereunder, KU Energy shall not have redeemed the KU Energy Rights, or shall have issued any similar securities, then each KU Energy Share issued pursuant to such exercise shall also represent KU Energy Rights or new rights with terms substantially the same as and at least as favorable to LG&E Energy as are provided under the KU Energy Rights Agreement or any similar agreement then in effect. Each closing of a purchase of KU
Energy Shares (a "Closing") shall occur at a place, on a date and at a time designated by LG&E Energy in an Exercise Notice delivered at least two business days prior to the date of the Closing. The KU Energy Option shall terminate upon the earlier of: (i) the Effective Time; (ii) the termination of the Merger Agreement pursuant to Section 9.1 thereof (other than upon or during the continuance of a Trigger Event); or (iii) 180 days following any termination of the Merger Agreement upon or during the continuance of a Trigger Event (or if, at the expiration of such 180 day period the KU Energy Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, 10 business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal, but in no event under this clause (iii) later than the third anniversary of the date hereof). Notwithstanding the foregoing, the KU Energy Option may not be exercised if LG&E Energy is in material breach of any of its material representations or warranties, or in material breach of any of its covenants or agreements, contained in this Agreement or in the Merger Agreement. Upon the giving by LG&E Energy to KU Energy of the Exercise Notice and the tender of the applicable aggregate Exercise Price, LG&E Energy shall be deemed to be the holder of record of the KU Energy Shares issuable upon such exercise, notwithstanding that the stock transfer books of KU Energy shall then be closed or that certificates representing such KU Energy Shares shall not then be actually delivered to LG&E Energy.

          3. Conditions to Closing. The obligation of KU Energy to issue the KU Energy Shares to LG&E Energy hereunder is subject to the conditions, which (other than the conditions described in clauses (i), (iii) and (iv) below) may be waived by KU Energy in its sole discretion, that (i) all waiting periods, if any, under the HSR Act, applicable to the issuance of the KU Energy Shares hereunder shall have expired or have been terminated; (ii)
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the KU Energy Shares, and any LG&E Energy Shares which are issued in payment of the Exercise Price, shall have been approved for listing on the NYSE upon official notice of issuance; (iii) all consents, approvals, orders or authorizations of or registrations, declarations or filings with, any federal, state or local administrative agency or commission or other federal state or local Governmental Authority, if any, required in connection with the issuance of the KU Energy Shares or the acquisition of such KU Energy Shares by LG&E Energy hereunder shall have been obtained or made, as the case may be, including, without limitation, the approval of, if applicable, the issuance of the LG&E Energy Shares to KU Energy and the acquisition by KU Energy of the LG&E Energy shares constituting the Exercise Price hereunder, and approval of the SEC under the 1935 Act of the acquisition of the KU Energy Shares by LG&E Energy; and (iv) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect.

          4. Closing. At any Closing, (a) KU Energy will deliver to LG&E Energy or its designee a single certificate in definitive form representing the number of KU Energy Shares designated by LG&E Energy in its Exercise Notice, such certificate to be registered in the name of LG&E Energy and to bear the legend set forth in Section 12 and (b) LG&E Energy will deliver to KU Energy the aggregate Exercise Price for the KU Energy Shares so designated and being purchased by (i) wire transfer of immediately available funds or certified check or bank check or (ii) subject to the condition in Section 1(b), a certificate or certificates representing the number of LG&E Energy Shares being issued by LG&E Energy in consideration thereof, as the case may be. For the purposes of this Agreement, the number of LG&E Energy Shares to be delivered to KU Energy shall be equal to the quotient obtained by dividing (i) the product of (x) the number of KU Energy Shares with respect to which the KU Energy Option is being exercised and (y) the Exercise Price by (ii) the Fair Market Value of the LG&E Energy Shares of the date immediately preceding the date the Exercise Notice is delivered to KU Energy. KU Energy shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 4 in the name of LG&E Energy or such designee of LG&E Energy as shall have obtained appropriate regulatory approval.

          5. Representations and Warranties of KU Energy. KU Energy represents and warrants to LG&E Energy that (a) KU Energy is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by KU Energy and the consummation by KU Energy of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of KU Energy and no other corporate proceedings on the part of KU Energy are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) KU Energy has taken all necessary corporate or other action (including the approval of the Board of Directors of KU Energy) to render inapplicable to this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, the provisions of the BCA referred to in Section 4.15 of the Merger Agreement and the KU Energy Rights Agreement, (d) this Agreement has been duly executed and delivered
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by KU Energy, constitutes a valid and binding obligation of KU Energy and, assuming this Agreement constitutes a valid and binding obligation of LG&E Energy, is enforceable against KU Energy in accordance with its terms, (e) KU Energy has taken all necessary corporate action to authorize and reserve for issuance and to permit it to issue, upon exercise of the KU Energy Option in accordance with its terms, and at all times from the date hereof through the expiration of the KU Energy Option will have reserved, 7,525,757 authorized and unissued KU Energy Shares, such amount being subject to adjustment as provided in Section 11, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, (f) upon delivery of the KU Energy Shares to LG&E Energy upon the exercise of the KU Energy Option in accordance with its terms, LG&E Energy will acquire the KU Energy shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever, (g) except as described in Section 4.4(b) or (c) of the Merger Agreement and subject to the satisfaction of the conditions set forth in Section 3 hereof, the execution and delivery of this Agreement by KU Energy does not, and the consummation by KU Energy of the transactions contemplated hereby will not, violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "Violation") of KU Energy or any of its subsidiaries, pursuant to, (A) any provision of the Amended and Restated Articles of Incorporation or bylaws of KU Energy, (B) any provisions of any loan or credit agreement, note, mortgage, indenture, lease, KU Energy benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to KU Energy or its properties or assets, which Violation, in the case of each of clauses (B) and (C), could reasonably be expected to have a material adverse effect on KU Energy and its subsidiaries taken as a whole, (h) except as described in Section 4.4(c) of the Merger Agreement or Section 1(b) or Section 3 hereof, the execution and delivery of this Agreement by KU Energy does not, and the performance of this Agreement by KU Energy will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, (i) none of KU Energy, any of its affiliates or anyone acting on its or their behalf has issued, sold or offered any security of KU Energy to any person under circumstances that would cause the issuance and sale of the KU Energy Shares, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act as in effect on the date hereof and, assuming the representations of LG&E Energy contained in Section 6(h) hereof are true and correct, the issuance, sale and delivery of the KU Energy Shares hereunder would be exempt from the registration and prospectus delivery requirements of the Securities Act, as in effect on the date hereof (and KU Energy shall not take any action which would cause the issuance, sale and delivery of the KU Energy Shares hereunder not to be exempt from such requirements), and (j) any LG&E Energy Shares acquired pursuant to this Agreement will be acquired for KU Energy's own account, for investment purposes only and will not be acquired by KU Energy with a view to the public distribution thereof in violation of any applicable provision of the Securities Act.
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          6.  Representations and Warranties of LG&E Energy.  LG&E Energy
represents and warrants to KU Energy that (a) LG&E Energy is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by LG&E Energy and the consummation by LG&E Energy of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of LG&E Energy and no other corporate proceedings on the part of LG&E Energy are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) this Agreement has been duly executed and delivered by LG&E Energy and constitutes a valid and binding obligation of LG&E Energy, and, assuming this Agreement constitutes a valid and binding obligation of KU Energy, is enforceable against LG&E Energy in accordance with its terms, (d) prior to any delivery of LG&E Energy Shares in consideration of the purchase of KU Energy Shares pursuant hereto, LG&E Energy will have taken all necessary corporate action to authorize for issuance and to permit it to issue such LG&E Energy Shares all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and to render inapplicable to the receipt by KU Energy of the LG&E Energy Shares the provisions of the BCA referred to in Section 5.15 of the Merger Agreement and the LG&E Energy Rights Agreement referred to in Section
5.19 of the Merger Agreement, (e) upon any delivery of such LG&E Energy Shares to KU Energy in consideration of the purchase of KU Energy Shares pursuant hereto, KU Energy will acquire the LG&E Energy Shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever, (f) except as described in Section 5.4(b) of the Merger Agreement and subject to the satisfaction of the conditions set forth in Section 3 hereof, the execution and delivery of this Agreement by LG&E Energy does not, and the consummation by LG&E Energy of the transactions contemplated hereby will not, violate, conflict with, or result in the breach of any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or result in any Violation by LG&E Energy or any of its subsidiaries, pursuant to (A) any provision of the Articles of Incorporation or bylaws of LG&E Energy
(B) any provisions of any loan or credit agreement, note, mortgage, indenture, lease, LG&E Energy benefit plan or other agreement, obligation, instrument, permit, concession franchise, license or (C) any judgment order, decree, statute, law, ordinance, rule or regulation applicable to LG&E Energy or its properties or assets which Violation, in the case of each of clauses (B) and
(C), would have a material adverse effect on LG&E Energy and its subsidiaries taken as a whole, (g) except as described in Section 5.4(c) of the Merger Agreement or Section 1(b) or Section 3 hereof the execution and delivery of this Agreement by LG&E Energy does not, and the consummation by LG&E Energy of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority and (h) any KU Energy Shares acquired upon exercise of the KU Energy Option will be acquired for LG&E Energy's own account, for investment purposes only and will not be, and the KU Energy Option is not being, acquired by LG&E Energy with a view to the public distribution thereof in violation of any applicable provision of the Securities Act.
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          7.  Certain Repurchases.

          (a) LG&E Energy Put. At the request of LG&E Energy by written notice at any time during which the KU Energy Option is exercisable pursuant to Section 2 (the "Repurchase Period"), KU Energy (or any successor entity thereof) shall repurchase from LG&E Energy all or any portion of the KU Energy Option, at the price set forth in subparagraph (i) below, or, at the request of LG&E Energy by written notice at any time prior to May 20, 1999 (provided that such date shall be extended to November 20, 1999 under the circumstances where the date after which either party may terminate the Merger Agreement pursuant to Section 9.1(b) of the Merger Agreement has been extended to November 20, 1999), KU Energy (or any successor entity thereof) shall repurchase from LG&E Energy all or any portion of the KU Energy Shares purchased by LG&E Energy pursuant to the KU Energy Option, at the price set forth in subparagraph (ii) below:

          (i) the difference between (x) the "Market/Offer Price" for shares of KU Energy Common Stock as of the date LG&E Energy gives notice of its intent to exercise its rights under this Section 7 (defined as the higher of (A) the price per share offered as of such date pursuant to any tender or exchange offer or other offer with respect to a Business Combination which was made prior to such date and not terminated or withdrawn as of such date (the "Offer Price") and (B) the Fair Market Value of KU Energy Common Stock as of such date (the "Market Price")) and the (y) Exercise Price, multiplied by the number of KU Energy Shares purchasable pursuant to the KU Energy Option (or portion thereof with respect to which LG&E Energy is exercising its rights under this Section 7), but only if the Market/Offer Price is greater than the Exercise Price;

          (ii)the product of (x) the sum of (A) the Exercise Price paid by LG&E Energy per KU Energy Share acquired pursuant to the KU Energy Option and
     (B) the difference between the Market/Offer Price and the Exercise Price, but only if the Market/Offer Price is greater than the Exercise Price, and
     (y) the number of KU Energy Shares so to be repurchased pursuant to this
     Section 7. For purposes of this clause (ii), the Offer Price shall be the highest price per share offered pursuant to a tender or exchange offer or other Business Combination offer during the Repurchase Period prior to the delivery by LG&E Energy of a notice of repurchase.

          (b) Redelivery of LG&E Energy Shares. If LG&E Energy elected to purchase KU Energy Shares pursuant to the exercise of the KU Energy Option by the issuance and delivery of LG&E Energy Shares, then KU Energy shall, if so requested by LG&E Energy, in fulfillment of its obligation pursuant to clause
(A) of Section 7(a)(ii)(x) (that is, with respect to the Exercise Price only and without limitation to its obligation to pay additional consideration under clause (B) of Section 7(a)(ii)(x)), redeliver the certificate for such LG&E Energy Shares to LG&E Energy free and clear of all liens, claims, damages, charges and encumbrances of any kind or nature whatsoever, provided, however, that if less than all of the KU Energy Shares purchased by LG&E Energy pursuant to the KU Energy
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Option are to be repurchased pursuant to this Section 7, then LG&E Energy shall issue to KU Energy a new certificate representing those LG&E Energy Shares which are not due to be redelivered to LG&E Energy pursuant to this Section 7 as they constituted payment of the Exercise Price for the KU Energy Shares not being repurchased.

          (c) Payment and Redelivery of KU Energy Option or Shares. In the event LG&E Energy exercises its rights under this Section 7, KU Energy shall, within 10 business days thereafter, pay the required amount to LG&E Energy in immediately available funds and LG&E Energy shall surrender to KU Energy the KU Energy Option or the certificates evidencing the KU Energy Shares purchased by LG&E Energy pursuant thereto, and LG&E Energy shall warrant that it owns the KU Energy Option or such shares and that the KU Energy Option or such shares are then free and clear of all liens, claims, damages, charges and encumbrances of any kind or nature whatsoever.

          (d) LG&E Energy Call. If LG&E Energy has elected to purchase KU Energy Shares pursuant to the exercise of the KU Energy Option by the issuance and delivery of LG&E Energy Shares, notwithstanding that LG&E Energy may no longer hold any such KU Energy Shares or that LG&E Energy elects not to exercise its other rights under this Section 7, LG&E Energy may require, at any time or from time to time prior to May 20, 1999 (provided that such date shall be extended to November 20, 1999 under the circumstances where the date after which either party may terminate the Merger Agreement pursuant to Section 9.1(b) of the Merger Agreement has been extended to November 20, 1999), KU Energy to sell to LG&E Energy any such LG&E Energy Shares at the price attributed to such LG&E Energy Shares pursuant to Section 4 plus interest at the rate of 7% per annum on such amount from the Closing Date relating to the exchange of such LG&E Energy Shares pursuant to Section 4 to the closing date under this Section 7(d) less any dividends on such LG&E Energy Shares paid during such period or declared and payable to stockholders of record on a date during such period.

          8. Voting of Shares. Following the date hereof and prior to the fifth anniversary of the date hereof (the "Expiration Date"), each party shall vote any shares of capital stock of the other party acquired by such party pursuant to this Agreement, including any LG&E Energy Shares issued pursuant to
Section 1(b) ("Restricted Shares") or otherwise beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by such party on each matter submitted to a vote of shareholders of such other party for and against such matter in the same proportion as the vote of all other shareholders of such other party are voted (whether by proxy or otherwise) for and against such matter.

          9.  Restrictions on Transfer.

          (a) Restrictions on Transfer. Prior to the Expiration Date, neither party shall, directly or indirectly, by operation of law or otherwise, sell, assign, pledge, or otherwise dispose of or transfer any Restricted Shares beneficially owned by such party, other than (i) pursuant to Section 7, or (ii) in accordance with Section 9(b) or Section 10.
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          (b) Permitted Sales.  Following the termination of the Merger
Agreement, a party shall be permitted to sell any Restricted Shares beneficially owned by it if such sale is made pursuant to a tender or exchange offer that has been approved or recommended, or otherwise determined to be fair to and in the best interests of the shareholders of the other party, by a majority of the members of the Board of Directors of such other party, which majority shall include a majority of directors who were directors prior to the announcement of such tender or exchange offer.

          10. Registration Rights. Following the termination of the Merger Agreement, each party hereto (a "Designated Holder") may by written notice (the "Registration Notice") to the other party (the "Registrant") request the Registrant to register under the Securities Act all or any part of the Restricted Shares beneficially owned by such Designated Holder (the "Registrable Securities") pursuant to a bona fide firm commitment underwritten public offering in which the Designated Holder and the underwriters shall effect as wide a distribution of such Registrable Securities as is reasonably practicable and shall use their best efforts to prevent any person (including any Group (as used in Rule 13d-5 under the Exchange Act)) and its affiliates from purchasing through such offering Restricted Shares representing more than 1% of the outstanding shares of common stock of the Registrant on a fully diluted basis (a "Permitted Offering"). The Registration Notice shall include a certificate executed by the Designated Holder and its proposed managing underwriter, which underwriter shall be an investment banking firm of nationally recognized standing (the "Manager"), stating that (i) they have a good faith intention to commence promptly a Permitted Offering and (ii) the Manager in good faith believes that, based on the then prevailing market conditions, it will be able to sell the Registrable Securities at a per share price equal to at least 80% of the then Fair Market Value of such shares. The Registrant (and/or any person designated by the Registrant) shall thereupon have the option exercisable by written notice delivered to the Designated Holder within 10 business days after the receipt of the Registration Notice, irrevocably to agree to purchase all or any part of the Registrable Securities proposed to be so sold for cash at a price (the "Option Price") equal to the product of (i) the number of Registrable Securities to be so purchased by the Registrant and (ii) the then Fair Market Value of such shares. Any such purchase of Registrable Securities by the Registrant (or its designee) hereunder shall take place at a closing to be held at the principal executive offices of the Registrant or at the offices of its counsel at any reasonable date and time designated by the Registrant and/or such designee in such notice within 20 business days after delivery of such notice. Any payment for the shares to be purchased shall be made by delivery at the time of such closing of the Option Price in immediately available funds.

          If the Registrant does not elect to exercise its option pursuant to this Section 10 with respect to all Registrable Securities, it shall use its best efforts to effect, as promptly as practicable, the registration under the Securities act of the unpurchased Registrable Securities proposed to be so sold; provided, however, that (i) neither party shall be entitled to more than an aggregate of two effective registration statements hereunder and (ii) the Registrant will not be required to file any such registration statement during any period of time (not to exceed 40 days after such request in the case of clause (A) below or 90 days in the case of clauses (B) and (C) below) when (A) the Registrant is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the
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opinion of counsel to the Registrant, such information would have to be disclosed if a registration statement were filed at that time; (B) the Registrant is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or (C) the Registrant determines, in its reasonable judgment, that such registration would interfere with any financing, acquisition or other material transaction involving the Registrant or any of its affiliates. The Registrant shall use its reasonable best efforts to cause any Registrable Securities registered pursuant to this Section 10 to be qualified for sale under the securities or Blue-Sky laws of such jurisdictions as the Designated Holder may reasonably request and shall continue such registration or qualification in effect in such jurisdiction; provided, however, that the Registrant shall not be required to qualify to do business in, or to consent to general service of process in, any jurisdiction by reason of this provision.

          The registration rights set forth in this Section 10 are subject to the condition that the Designated Holder shall provide the Registrant with such information with respect to such holder's Registrable Securities, the plans for the distribution thereof, and such other information with respect to such holder as, in the reasonable judgment of counsel for the Registrant, is necessary to enable the Registrant to include in such registration statement all material facts required to be disclosed with respect to a registration thereunder.

          A registration effected under this Section 10 shall be effected at the Registrant's expense, except for underwriting discounts and commissions and the fees and the expenses of counsel to the Designated Holder, and the Registrant shall provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings as such underwriters may reasonably require. In connection with any such registration, the parties agree
(i) to indemnify each other and the underwriters in the customary manner, (ii) to enter into an underwriting agreement in form and substance customary for transactions of such type with the Manager and the other underwriters participating in such offering and (iii) to take all further actions which shall be reasonably necessary to effect such registration and sale (including, if the Manager deems it necessary, participating in road-show presentations).

          The Registrant shall be entitled to include (at its expense) additional shares of its common stock in a registration effected pursuant to this Section 10 only if and to the extent the Manager determines that such inclusion will not adversely affect the prospects for success of such offering.

          11. Adjustment Upon Changes in Capitalization. Without limitation to any restriction on KU Energy contained in this Agreement or in the Merger Agreement, in the event of any change in KU Energy Common Stock by reason of stock dividends, splitups, mergers, (other than the Merger), recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the KU Energy Option, and the purchase price per share provided in Section 1, shall be adjusted appropriately to restore to LG&E Energy its rights hereunder, including the right to purchase from KU Energy (or its successors) shares of KU Energy Common Stock representing 19.9% of the outstanding KU

Energy Common Stock for the aggregate Exercise Price calculated as of the date of this Agreement as provided in Section 1.

          12. Restrictive Legends. Each certificate representing shares of KU Energy Common Stock issued to LG&E Energy hereunder, and LG&E Energy Shares, if any, delivered to KU Energy at a Closing, shall include a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT, DATED AS OF MAY 20, 1997, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act in the above legend shall be removed by delivery of substitute certificate(s) without such reference if LG&E Energy or KU Energy, as the case may be, shall have delivered to the other party a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel, in form and substance satisfactory to the other party, to the effect that such legend is not required for purposes of the Securities Act; (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and in circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law. Certificates representing shares sold in a registered public offering pursuant to Section 10 shall not be required to bear the legend set forth in this Section 12.

          13. Binding Effect; No Assignment; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement, neither this Agreement nor the rights or the obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement. Any Restricted Shares sold by a party in compliance with the provisions of Section 10 shall, upon consummation of such sale, be free of the restrictions imposed with respect to such shares by this Agreement, unless and until such party shall repurchase or otherwise become the beneficial owner of such shares, and any transferee of such shares shall not be entitled to the registration rights of such party.

          14. Specific Performance. The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to other remedies, the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action should be brought in equity to enforce the provisions of the Agreement, neither party will allege, and each party hereby waives the defense, that there is adequate remedy at law.

          15. Entire Agreement. This Agreement, the Confidentiality Agreement and the Merger Agreement (including the exhibits and schedules thereto) constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and thereof.

          16. Further Assurances. Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

          17. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. In the event any court or other competent authority holds any provisions of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision and the economic effects thereof. If for any reason any such court or regulatory agency determines that LG&E Energy is not permitted to acquire, or KU Energy is not permitted to repurchase pursuant to Section 7, the full number of shares of KU Energy Common Stock provided in Section 1 hereof (as the same may be adjusted), it is the express intention of KU Energy to allow LG&E Energy to acquire or to require KU Energy to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Agreement or part hereof as the result of such holding or order.

          18. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if (i) delivered personally, or (ii) sent by reputable overnight courier service, or (iii) telecopied (which is confirmed), or (iv) five days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          A.  If to KU Energy Corporation, to:

               KU Energy Corporation
               One Quality Street
               Lexington, Kentucky  40507
               Attention:   O.M. Goodlett
               Telephone:   (606) 367-1104
               Telecopy:    (606) 367-1199

               and a copy to:

               Jones, Day, Reavis & Pogue
               77 West Wacker Drive
               Chicago, Illinois  60601-1692
               Attention:   Robert A. Yolles, Esq.
               Telephone:   (312) 269-4145
               Telecopy:    (312) 782-8585

          B.   If to LG&E Energy Corp., to:

               LG&E Energy Corp.
               220 West Main Street
               Louisville, Kentucky  40202
               Attention:   Victor A. Staffieri
               Telephone:   (502) 627-3912
               Telecopy:    (502) 627-2155

               with copies to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York  10017
               Attention:   Richard I. Beattie, Esq.
               Telephone:   (212) 455-2635
               Telecopy:    (212) 455-2502

               and

               Gardner, Carton & Douglas
               Quaker Tower
               321 North Clark Street, Suite 3400
               Chicago, Illinois  60610-4795
               Attention:   Peter D. Clarke, Esq.
               Telephone:   (312) 245-8685
               Telecopy:    (312) 644-3381

          19. Governing Law; Choice of Forum. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky applicable to agreements made and to be performed entirely within such Commonwealth and without regard to its choice of law principles. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the Commonwealth of Kentucky or any Kentucky state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the Commonwealth of Kentucky or a Kentucky state court.

          20. Interpretation. When a reference is made in this Agreement to a Section such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          21. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which, taken together, shall constitute one and the same instrument.

          22. Expenses. Except as otherwise expressly provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

          23. Amendments; Waiver. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

          24. Extension of Time Periods. The time periods for exercise of certain rights under Sections 2, 6 and 7 shall be extended: (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods; and (ii) to the extent necessary to avoid any liability under Section 16(b) of the Exchange Act by reason of such exercise.

          25. Replacement of KU Energy Option. Upon receipt by KU Energy of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, KU Energy will execute and deliver a new Agreement of like tenor and date.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.


                              KU ENERGY CORPORATION


                              By: /s/ Michael R. Whitley
                                  -------------------------------
                              Name:  Michael R. Whitley
                              Title:  Chairman, President
                                       and Chief Executive
                                       Officer


                              LG&E ENERGY CORP.


                              By: /s/ Roger W. Hale
                                  -------------------------------
                              Name:  Roger W. Hale
                              Title:  Chairman, President
                                       and Chief Executive
                                       Officer